UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2015

Medical Properties Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Urban Center Drive, Suite 501, Birmingham, AL 35242

(Address of principal executive offices) (Zip code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendment

As previously announced, on May 14, 2015 the stockholders of Medical Properties Trust, Inc. (the “Company”) approved an amendment to the Company’s Second Articles of Amendment and Restatement, which eliminates the plurality voting standard for director elections. The amendment to the charter became effective upon its filing with the State Department of Assessments and Taxation of Maryland on June 23, 2015.

Amendment to By-laws and Corporate Governance Guidelines

To be effective immediately following effectiveness of the amendment to the Company’s charter as described above, the Board of Directors of the Company adopted corresponding amendments to the Second Amended and Restated Bylaws of the Company. The bylaw amendments provide for majority voting in uncontested elections (in which a nominee is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election). The bylaw amendments also provide for a plurality voting standard in contested elections, which, generally will include any situation in which the Company receives a notice that a stockholder has nominated a person for election to the Board of Directors at a meeting of the Company’s stockholders that is not withdrawn on or before the tenth day before the Company first mails its notice for such meeting to its stockholders.

In connection with the amendments to the Company’s charter and bylaws, the Board of Directors also approved an amendment to the Company’s Corporate Governance Guidelines that creates a director resignation policy that sets forth the Board of Directors’ expectation that any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the Board of Directors for its consideration. The amendment provides that the Board of Directors will act on any such tendered resignation within 90 days following certification of the stockholder vote and will promptly and publicly disclose its decision.

The foregoing descriptions of the amendments to the Company’s charter and bylaws are qualified in their entirety by reference to the copies of such amendments attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, which are incorporated by reference herein. The amended Corporate Governance Guidelines are available on the Company’s website at www.medicalpropertiestrust.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement of Medical Properties Trust, Inc.

3.2	Amendment to Second Amended and Restated Bylaws of Medical Properties Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: June 26, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement of Medical Properties Trust, Inc.

3.2	Amendment to Second Amended and Restated Bylaws of Medical Properties Trust, Inc.